 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

Direct Response Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Colorado	333-52268	84-1547578
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2899 AGOURA ROAD #115
WESTLAKE VILLAGE, CA 91361
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (818) 735-3726

Copies to:
DARRIN M. OCASIO, ESQ.
SICHENZIA ROSS FRIEDMAN FERENCE LLP
1065 AVENUE OF THE AMERICAS, 21ST FLR.
NEW YORK, NEW YORK 10018
(212) 930-9700
(212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 25, 2006, Daniel Brandt resigned as our Chief Financial Officer. There was no disagreement or dispute between Mr. Brandt and our company which led to his resignation. In addition, on September 26, 2006, our Board of Directors appointed T. Randolph Catanese, our Chief Executive Officer and Chairman of the Board of Directors, as Interim Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Direct Response Financial Services, Inc.

Date: September 28, 2006	By:	/s/ T. Randolph Catanese
T. Randolph Catanese
Chief Executive Officer